Exhibit 99.2

HERMAN MILLER, INC. LONG-TERM INCENTIVE PLAN
PERFORMANCE SHARE AWARD

        This certifies that Herman Miller, Inc. (the “Company”) has on ____________ (the “Award Date”), granted to (the “Participant”) an award (the “Award”) of ______________ Performance Shares (the “Target Performance Shares”)     pursuant to and under the Herman Miller, Inc. Long-Term Incentive Plan (the “Plan”) and subject to the terms set forth in this document. A copy of the Plan Prospectus has been delivered to the Participant and a copy of the Plan is available from the Company on request. The Plan is incorporated into this Award by reference, and in the event of any conflict between the terms of the Plan and this Award, the terms of the Plan will govern. Any terms not defined herein will have the meaning set forth in the Plan.

        1.        Definitions.

(a) “Actual Improvement” means the annual change in the Company’s EVA as determined under subsection (a)(ii)(B) of Section 2, which amounts can be positive or negative.

        (b)        “Actual Performance Shares” means the number of Performance Shares determined in accordance with subsection (b)(iii) or (c) of Section 2 and payable to the Participant under Section 3 of this Award.

(c) “Average Capital” means the sum of the Company’s capital, determined in accordance with the Manual, at the end of each month during the Year divided by 12.

(d) “Average EVA Performance Factor” means the multiple determined in accordance with subsection (b)(ii) or (c)(iii) of Section 2.

(e) “Bonus Interval” means the amount of EVA growth or diminution in any Year as a variance from Expected Improvement determined by the Committee that would result in either:

(i) The doubling of the Target Performance Shares for EVA performance above Expected Improvement; or

(ii) The realization of no Target Performance Shares for EVA performance below Expected Improvement.

(f) “Capital Charge” means the Company’s Average Capital for the Year multiplied by the Cost of Capital.

(g) “Cause” means:

        (i)        A material breach by the Participant of those duties and responsibilities of the Participant which do not differ in any material respect from the duties and responsibilities of the Participant during the 90-day period immediately prior to such breach (other than as a result of incapacity due to physical or mental illness) which is demonstrably willful and deliberate on the Participant’s part, which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company and which is not remedied in a reasonable period of time after receipt of written notice from the Company specifying such breach; or

(ii) The commission by the Participant of a felony involving moral turpitude.

        (h)        “Change in Control Event” means a Change in Ownership, a Change in Effective Control, or a Change in Ownership of the Company’s Assets. For purposes of determining whether a Change in Control Event has occurred, persons will not be considered to be acting as a group solely because they purchase or own stock or purchase assets of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction, with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase, or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

(i) “Change in Effective Control” occurs on the date that either:

        (i)        Any one person, or more than one person acting as a group (as such term is described in subsection (h), above), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35 percent or more of the total voting power of the stock of the Company; or

        (ii)        A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

        (j)        “Change in Ownership” occurs on the date that any one person, or more than one person acting as a group (as such term is described in subsection (h), above), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total Fair Market Value or total voting power of the stock of the Company, subject to the following:

        (i)        If any one person, or more than one person acting as a group (as such term is described in subsection (h), above), is considered to own more than 50 percent of the total Fair Market Value or total voting power of the stock of the Company, the acquisition of additional stock in the Company by the same person or persons is not considered to cause a Change in Ownership (or to cause a Change in Effective Control); and

        (ii)        An increase in the percentage of stock owned by any one person, or persons acting as a group (as such term is described in subsection (h), above), as a result of a transaction in which the Company acquired stock in exchange for property will be treated as an acquisition of stock for purposes of this subsection (j).

This subsection (j) will apply only when there is a transfer of stock of the Company (or issuance of stock of the Company), and stock in the Company remains outstanding after the transaction.

        (k)        “Change in Ownership of the Company’s Assets” occurs on the date that any one person, or more than one person acting as a group (as such term is described in subsection (h), above), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total “Gross Fair Market Value” equal to or more than 40 percent of the total Gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

(i) “Gross Fair Market Value” means the value of the assets of the Company, or the value of assets being disposed of, determined without regard to any liabilities associated with such assets.

        (ii)        There is no Change in the Ownership of the Company’s Assets when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer. A transfer of assets by the Company is not treated as a Change in the Ownership of the Company’s Assets if the assets are transferred to:

(A) A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(B) An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

    (C)        A person, or more than one person acting as a group (as such term is described in subsection (h), above), that owns, directly or indirectly, at least 50 percent of the total Fair Market Value or voting power of all the outstanding stock of the Company; or

(D) An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by a person described in subparagraph (C).

Except as otherwise provided, for purposes of this paragraph (ii), a person’s status is determined immediately after the transfer of assets.

(l) “Common Stock” means the Company’s $.20 par value per share common stock.

(m) “Cost of Capital” means the Company’s weighted cost of equity plus its weighted cost of debt, expressed as a percentage, as determined by the Committee in a manner consistent with the Manual.

(n) “Expected Improvement” means the targeted improvement in annual EVA growth determined by the Committee for the Participant to earn the Target Performance Shares in full.

        (o)        “EVA” means the economic value added of the Company determined each Year by deducting the Company’s Capital Charge from the Company’s net income, as determined in a manner consistent with the Manual.

(p) “EVA Performance Factor” means the multiple determined in accordance with subsection (b)(i) of Section 2.

(q) “Excess Improvement” means the amount by which Actual Improvement for a Year exceeds Expected Improvement.

(r) “Manual” means the Herman Miller EVA® Management System Technical Manual, as approved by the Committee.

(s) “Performance Period” means the period of three (3) consecutive Years beginning with the Year of the Award Date.

(t) “Performance Share” means the right to receive one (1) share of Common Stock subject to certain restrictions and on the terms and conditions contained in this Award and the Plan.

(u) “Retirement” means retirement under the Company’s qualified retirement plans.

(v) “Shortfall” means the amount, expressed as a positive number, by which Expected Improvement for a Year exceeds Actual Improvement.

(w) “Year” means the fiscal year of the Company.

        2.        Determination of Actual Performance Shares. The Actual Performance Shares in which the Participant will be eligible to vest will be as determined under this Section 2.

(a) Determination of EVA and Actual Improvement.

        (i)        Beginning of Year Determinations. Prior to or within ninety (90) days of the commencement of each Year of the Performance Period, the Committee will take the following actions and make the following determinations in accordance with the Manual:

(A) Approve the calculation of the Company’s EVA as of the beginning of the Year and the Company’s Cost of Capital for the Year for use under the Plan; and

(B) Establish the Expected Improvement and the Bonus Interval for each Year of the Performance Period, which standards may each be set by the Committee for one (1) to three (3) Years.

(ii) Year-End Determinations. As of the end of each Year of the Performance Period, the Committee will:

(A) Approve the calculation of the Company’s EVA as of the end of the Year;

(B) Determine Actual Improvement for the Year by subtracting the Company’s EVA as of the beginning of the Year from the Company’s EVA as of the end of the Year; and

(C) Approve the determination of the EVA Performance Factor for each Year of the Performance Period, consistent with the terms of this Award and the Manual.

(b) Calculation of Actual Performance Shares. The Committee will determine the number of Actual Performance Shares in which the Participant will be eligible to vest according to the following:

(i) The Committee will determine the EVA Performance Factor by comparing the Excess Improvement or Shortfall to Expected Improvement and Bonus Interval, according to the following:

(A) If Actual Improvement equals Expected Improvement, the EVA Performance Factor will equal one (1);

(B) If Actual Improvement exceeds Expected Improvement, the EVA Performance Factor will equal Excess Improvement divided by the Bonus Interval, plus one (1); and

(C) If Actual Improvement is less than Expected Improvement, the EVA Performance Factor will equal the Shortfall (expressed as a negative number) divided by the Bonus Interval, plus one (1).

        (ii)        The Committee will determine the Average EVA Performance Factor by adding the EVA Performance Factors for each Year of the Performance Period and dividing the sum by three (3). In no event will the Average EVA Performance Factor be greater than two (2) or less than zero.

        (iii)        Except as provided in subsection (c), below, the Actual Performance Shares for the Participant will equal the Target Performance Shares granted to the Participant in this Award, adjusted in accordance with Section 3, multiplied by the Average EVA Performance Factor and will be payable by the Company in accordance with Section 5 of this Award.

        (c)        Calculation of Actual Performance Shares after a Change in Control Event. If a Change in Control Event occurs, the Committee will determine the Participant’s Actual Performance Shares in accordance with this Section 2, subject to the following:

        (i)        The Committee will adjust the Expected Improvement and Bonus Interval for the Year in which the Change in Control Event occurs by multiplying each by a fraction, the numerator is the number of days in the period beginning of the first day of the Year and ending on the day prior to the effective date of the Change in Control Event, and the denominator of which is 365.

        (ii)        The Committee will determine the Company’s EVA for the Year in which a Change in Control Event occurs by deducting the Company’s Capital Charge for the period beginning on the first day of the Year and ending on the day prior to the effective date of the Change in Control Event from the Company’s net income for the period beginning on the first day of the Year and ending on the day prior to the effective date of the Change in Control Event.

        (iii)        The Performance Period will end (the “Adjusted Performance Period”) on the effective date of the Change in Control Event. The Committee will determine the Average EVA Performance Factor by adding the EVA Performance Factors for each year of the Adjusted Performance Period and dividing the sum by the number of whole or partial Years in the Adjusted Performance Period.

        3.        Adjustments to Target Performance Shares.

(a) In the event that the Participant’s employment with the Company or a Subsidiary terminates prior to the end of the Performance Period due to:

(i) Death;

(ii) Disability; or

        (iii)        Termination by the Company or a Subsidiary without Cause, then the Participant’s adjusted Target Performance Shares will be determined by multiplying the Participant’s Target Performance Shares granted in this Award by a fraction, the numerator of which is the number of full calendar months, beginning on the first day of the Year of the Award Date and ending on the date on which the event described in subsection (a) occurs, that the Participant was continuously employed by the Company or a Subsidiary, and the denominator of which is 36.

        (b)        In the event that the Participant’s employment with the Company or a Subsidiary terminates prior to the end of the Performance Period due to Retirement, the Participant’s Target Performance Shares will be adjusted as follows:

        (i)        If the Participant’s Retirement occurs during the first Year of the Performance Period, Participant’s adjusted Target Performance Shares will be determined by multiplying the Participant’s Target Performance Shares granted in this Award by a fraction, the numerator of which is the number of full calendar months, beginning on the first day of the Year of the Award Date and ending on the date of the Participant’s Retirement, that the Participant was continuously employed by the Company or a Subsidiary, and the denominator of which is 12; and

(ii) No adjustment to the Participant’s Target Performance Shares will be made if the Participant’s Retirement occurs during the second or third Year of the Performance Period.

        4.        Vesting.

        (a)        Subject to the terms and conditions of this Award, the Participant’s Actual Performance Shares will vest and become non-forfeitable on the third (3rd) anniversary of the Award Date if the Participant remains continuously employed by the Company or a Subsidiary. If, prior to the vesting of the Participant’s Actual Performance Shares Participant ceases to employed by the Company or a Subsidiary, then Participant’s rights to all of the Target Performance Shares granted in this Award will be immediately and irrevocably forfeited.

        (b)        Notwithstanding the provisions of subsection (a), above, the Participant’s Actual Performance Shares will vest and become non-forfeitable except for reasons described in Section 10(c) on the third (3rd) anniversary of the Award Date in the event that the Participant’s employment with the Company or a Subsidiary terminates prior to the end of the Performance Period due to any of the following:

(i) Retirement;

(ii) Death;

(iii) Disability; or

(iv) Termination by the Company or a Subsidiary without Cause.

        (c)        For purposes of this Section 4, a Participant who begins an approved leave of absence from the Company or a Subsidiary after the Award Date and who returns to employment with the Company or a Subsidiary prior to the third (3rd) anniversary of the Award Date or prior to any of the events described in subsection (b), above, following the leave of absence, will be considered to be continuously employed during the leave of absence.

(d) Notwithstanding the provisions of subsection (a), above, the Participant’s Actual Performance Shares will vest and become non-forfeitable upon the effective date of a Change in Control Event.

        5.        Rights of the Participant with Respect to Performance Shares.

        (a)        No Shareholder Rights. The Performance Shares granted pursuant to this Award do not and will not entitle Participant to any rights of a shareholder of Common Stock, including the right to receive dividends. The rights of the Participant with respect to the Performance Shares will remain forfeitable at all times prior to the end of the Performance Period and as otherwise provided in the Plan. Prior to conversion of Performance Shares into Common Stock, such Performance Shares will represent only an unsecured obligation of the Company.

        (b)        Conversion of Performance Shares; Issuance of Common Stock. No shares of Common Stock will be issued to Participant prior to the date on which the Performance Shares vest and the restrictions with respect to the Performance Shares lapse. Neither this subsection (b) nor any action taken pursuant to or in accordance with this subsection (b) will be construed to create a trust of any kind. After any Performance Shares vest and any tax withholding obligations related to such Performance Shares have been satisfied pursuant to Section 9, the Company will, within 60 days, cause to be issued to the Participant or the Participant’s legal representatives, beneficiaries or heirs, as the case may be, a stock certificate or book entry representing the number of shares of Common Stock in payment of such vested whole Performance Shares, unless a valid deferral has been made pursuant to Section 8, in which case such distribution will be made within 60 days after the date to which distribution has been deferred. The value of any fractional Performance Share will be paid in cash at the time certificates are delivered to Participant in payment of the Performance Shares based on the Fair Market Value of a share of Common Stock on the day preceding the date of distribution.

        6.        Restriction on Transfer.

        (a)        The Performance Shares and any rights under this Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Participant otherwise than by will or by the laws of descent and distribution, and any such purported sale, assignment, transfer, pledge, hypothecation or other disposition will be void and unenforceable against the Company. Notwithstanding the foregoing, Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of Participant and receive any property distributable with respect to the Performance Shares upon the death of Participant.

        (b)        No transfer by will or the applicable laws of descent and distribution of any Performance Shares that vest by reason of Participant’s death will be effective to bind the Company unless the Committee will have been furnished with written notice of such transfer and a copy of the will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

        7.        Adjustments to Performance Shares for Certain Corporate Transactions. Adjustments to Performance Shares will be determined in accordance with this Section 7.

(a) The Committee will make an appropriate and proportionate adjustment to the number of Target Performance Shares granted under this Award if:

        (i)        The outstanding shares of Common Stock are increased or decreased, as a result of merger, consolidation, sale of all or substantially all of the assets of the Company, reclassification, stock dividend, stock split, reverse stock split with respect to such shares of Common Stock or other securities, or

        (ii)        Additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities.

        (b)        The Committee may make an appropriate and proportionate adjustment in the number of Target Performance Shares granted under this Award if the outstanding shares of Common Stock are increased or decreased as a result of a recapitalization or reorganization not included within subsection (a), above.

        8.        Deferral of Distribution. A Participant may elect to defer the conversion of Performance Shares granted under this Award into Common Stock and the issuance of such Common Stock with respect thereto to a time later than that provided under subsection (b) of Section 5. The Participant must file such election with the Committee at least 12 months prior to the date provided under subsection (b) of Section 5 that such Performance Shares are scheduled to be converted into Common Stock and issued to the Participant. The Participant must specify in the election the date on which the Performance Shares granted under this Award will be converted to Common Stock and issued to Participant. The date elected must be at least five (5) years later than the date on which the Performance Shares would have been converted to Common Stock and issued to the Participant under subsection (b) of Section 5.

        9.        Tax Withholding.

        (a)        In order to comply with all applicable federal, state, and local tax withholding laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, and local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of Participant, are withheld or collected from Participant.

        (b)        In accordance with the terms of the Plan, and such rules as may be adopted by the Committee under the Plan, Participant may elect to satisfy Participant’s federal, state, and local tax obligations arising from the receipt of, or the lapse of restrictions relating to, the Performance Shares, by any of the following means or by a combination of such means set forth below. If the Participant fails to notify the Company of his or her election, the Company will withhold shares of Common Stock as described in paragraph (ii), below.

(i) Tendering a payment to the Company in the form of cash, check (bank check, certified check or personal check) or money order payable to the Company;

        (ii)        Authorizing the Company to withhold from the shares of Common Stock otherwise to be delivered to the Participant a number of such shares having a Fair Market Value as of the date that the amount of the tax to be withheld is to be determined (the “Tax Date) less than or equal to the minimum amount of the Company’s withholding tax obligation; or

        (iii)        Delivering to the Company unencumbered shares of Common Stock already owned by Participant having a Fair Market Value, as of the Tax Date, less than or equal to the minimum amount of the Company’s withholding tax obligation. Any shares of Common Stock already owned by Participant referred to in this paragraph (iii) must have been owned by Participant for no less than six (6) months prior to the date delivered to the Company if such shares of Common Stock were acquired upon the exercise of an Option or upon the vesting of Restricted Stock or other Restricted Stock units.

The Company will not deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share. Participant’s election must be made on or before the Tax Date.

        10.        Miscellaneous.

        (a)        Neither this Award Agreement nor the Plan confers on Participant any right with respect to the continuance of employment by the Company or any Subsidiary, nor will there be a limitation in any way on the right of the Company or any Subsidiary by which Participant is employed to terminate his or her employment at any time.

        (b)        The Participant agrees that pursuant to the Plan, this Award and any shares issued pursuant to the Award shall be subject to forfeiture and adjustment as provided in the “Financial Restatement” and “Solicitation of Employees” provisions provided in Articles 12.3 and 12.4 of the Plan.

        (c)        The Company will not be required to deliver any shares of Common Stock upon vesting of any Performance Shares until the requirements of any federal or state securities laws, rules or regulations or other laws or rules (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

        (d)        An original record of this Award and of the Participant’s acceptance and acknowledgement will be held on file by the Company. This Award and the Participant’s acknowledgement may be made either paper or electronic format as specified by the Company. To the extent there is any conflict between the terms contained in this Award and the terms contained in the original held by the Company, the terms of the original held by the Company will control.

[Signatures appear on the following page]

HERMAN MILLER, INC. By —————————————— Its —————————————

ACCEPTANCE AND ACKNOWLEDGEMENT

        I accept the Performance Share Award described herein and in the Plan, acknowledge receipt of a copy of this Award and the Plan Prospectus, and acknowledge that I have read them carefully and that I fully understand their contents.

Dated ——————————————	PARTICIPANT ——————————————